Exhibit 10.13

FIRST AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of the 15th day of September, 2010 (the “Effective Date”) by and among ZIEGLER HEALTHCARE REAL ESTATE FUND I, LLC, a Delaware limited liability company (“ZHREF I”), ZIEGLER HEALTHCARE REAL ESTATE FUND II, LLC, a Delaware limited liability company (“ZHREF II”), ZIEGLER HEALTHCARE REAL ESTATE FUND III, LLC, a Delaware limited liability company (“ZHREF III”), ZIEGLER HEALTHCARE REAL ESTATE FUND IV, LP, a Delaware limited partnership (“ZHREF IV”) (each, a “Seller” and collectively, the “Sellers”); and RICHMOND HONAN MEDICAL PROPERTIES LP, a Delaware limited partnership (the “Purchaser”).

RECITALS

A. By Purchase and Sale Agreement dated July 7, 2010 (the “Agreement”), the Sellers agreed to sell and transfer the Purchased Assets to the Purchaser, and the Purchaser agreed to accept transfer of the Purchased Assets pursuant to the terms and conditions set forth in the Agreement.

B. The parties hereto desire to modify and amend the Agreement in accordance with the terms and conditions set forth in this Amendment.

NOW THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

2. The third and fourth sentence of Section 2.2 of the Agreement are hereby deleted in their entirety and the following language is substituted in lieu thereof:

“The Sellers covenant to use commercially reasonable efforts to obtain confirmations of the representations and warranties set forth in this Section 2.2 from the managing members of the Company Subsidiaries, in form and substance acceptable to the Purchaser (the “Satisfactory Confirmations”). If any or all of such confirmations are not provided prior to or at Closing or are otherwise unacceptable to the Purchaser, the LLC Interests associated with any or all of the Company Subsidiaries may be withdrawn and excluded from the Purchased Assets at the written election of the Purchaser and in such event, the Consideration shall be reduced as set forth on Exhibit D.”

3. Section 2.2 (u) of the Agreement is hereby deleted in its entirety and the following language is substituted in lieu thereof:

“(u) Company Subsidiaries. The Sellers covenant and agree to use commercially reasonable efforts to obtain all required consents, at their sole cost and expense, required in order to contribute the LLC Interests as contemplated by this Agreement prior to or at

Closing. The Sellers shall provide written notice to the Purchaser prior to the Closing Date as to the required consents received (together with all documentation with respect thereto) and in the event a required consent is not received prior to the Closing Date, then the Sellers or the Purchaser may withdraw all or any such LLC Interests and the Consideration shall be reduced as set forth on Exhibit D. Notwithstanding the foregoing to the contrary, the Sellers will exercise commercially reasonable efforts to enter into purchase and sale agreements (the “LLC Purchase Agreements”), in form and substance consistent with the Agreement and otherwise reasonably satisfactory to Purchaser, for the acquisition of substantially all of the remaining membership interests in the Company Subsidiaries but excluding certain physician investor interests, as more particularly described on Schedule 1 attached hereto, which shall be in lieu of, subject to closing under the respective LLC Purchase Agreements, obtaining the required consents and confirmations. On or before the Closing Date, the LLC Purchase Agreements will be assigned by the Sellers to the Purchaser, at no additional cost over the amounts required to be paid to the managing member sellers under such LLC Purchase Agreements by the Purchaser. The consummation and closing of the transactions contemplated under the LLC Purchase Agreements (the “LLC Closings”) shall take place at the offices of the Purchaser in Atlanta, Georgia, at 975 Johnson Ferry Road, Suite 450, or such other place as is mutually agreeable to the parties, on the Closing Date or as soon as practicable following the Closing Date (such date being referred to herein as the “LLC Closing Date”). If a LLC Purchase Agreement is not entered into by the Sellers prior to the Closing Date, then the Sellers shall provide the required consents and confirmations to the Purchaser consistent with the terms of the Agreement and the Purchaser shall retain the right to withdraw any such LLC Interests and adjust the aggregate Consideration in accordance with Exhibit D.

In the event that a LLC Purchase Agreement is entered into but a LLC Closing does not occur on or as soon as practical after the Closing Date through no fault of Purchaser, and Sellers fail to provide the required consents and confirmations to the Purchaser consistent with the terms of the Agreement, then, at the election of the Purchaser, the LLC Interests for such Company Subsidiary or Company Subsidiaries may be deemed withdrawn and, to the extent the Closing Date has not yet occurred, the estimated aggregate Consideration noted on Exhibit D shall be reduced by the estimated Consideration allocated to the subject LLC Interest. If a LLC Closing is delayed or extended beyond the Closing Date, the Consideration to be paid at the Closing Date by the Purchaser to the Sellers for the LLC Interests in such Company Subsidiary or Company Subsidiaries shall be so delayed or extended until the applicable LLC Closing Date. The Sellers and the Purchaser agree to perform, execute, and deliver or cause to be performed, executed, and delivered any and all further acts, instruments, and agreements and provide such further assurances as may reasonably be required to consummate the closing of the transactions contemplated under the LLC Purchase Agreements. The covenants and agreements contained in this Section 2.2 (u) shall survive closing.”

4. Except as expressly modified and amended by this Amendment, the Agreement is hereby ratified and affirmed. This Amendment may be executed in a number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Signatures sent by facsimile or email scanned copy shall be sufficient to bind the parties hereto who have signed this Amendment.

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[SIGNATURES APPEAR ON FOLLOWING PAGES.]

IN WITNESS WHEREOF, this Agreement has been entered into effective as of the 15th day of September, 2010.

PURCHASER:

Richmond Honan Medical Properties LP, a Delaware limited partnership

By:	Richmond Honan Medical Properties Inc., its General Partner

	By:	/s/ Lea Richmond III
	Name:	Lea Richmond III
	Title:	Chief Executive Officer

SELLER FROM FUND I:

Ziegler Healthcare Real Estate Fund I, LLC, a Delaware limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

COMPANIES FROM FUND I:

Ziegler-Arizona 23, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

Ziegler-Georgia 6, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

Ziegler-Georgia 7, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

Ziegler-Georgia 21, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

Ziegler-Michigan 5, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

Ziegler-Michigan 6, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

Ziegler-Texas 8, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

TEXAS LP:

Ziegler-El Paso 8 Limited Partnership, a Texas limited partnership

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

SELLER FROM FUND II:

Ziegler Healthcare Real Estate Fund II, LLC, a Delaware limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

COMPANIES FROM FUND II:

Ziegler-Georgia 13, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

Ziegler-Illinois 12, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

Ziegler-Maine 15, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

Ziegler-Michigan 12, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

Ziegler-Ohio 9, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

Ziegler-Tennessee 14, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

SELLER FROM FUND III:

Ziegler Healthcare Real Estate Fund III, LLC, a Delaware limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

COMPANIES FROM FUND III:

Ziegler-Georgia 17, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

Ziegler-Georgia 20, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

Ziegler-Georgia 21, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

Ziegler-Illinois 18, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

Ziegler-Maine 15, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

Ziegler-Ohio 19, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

Ziegler-Wisconsin 16, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

SELLER FROM FUND IV:

Ziegler Healthcare Real Estate Fund IV, LP, a Delaware limited partnership

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director

COMPANIES FROM FUND IV:

Ziegler-Georgia 22, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director of the General Partner

Ziegler-Wisconsin 24, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director of the General Partner

Ziegler-Ohio 9, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director of the General Partner

Ziegler-Texas 8, LLC, a Wisconsin limited liability company

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director of the General Partner

TEXAS LP:

Ziegler-El Paso 8 Limited Partnership, a Texas limited partnership

By:	/s/ John W. Sweet
Name:	John W. Sweet
Title:	Managing Director of the General Partner